UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2020

SOLLENSYS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-174581	80-0651816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2475 Palm Bay Rd NE, Suite 120
Palm Bay, FL 32905
(Address of principal executive offices)

(866) 438-7657
(Registrant’s telephone number, including area code)

185 Avenue of the Americas, 3rd Floor
New York, New York 10036
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.03.
Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03.
Other Events.

On August 12, 2020, Sollensys Corp. (the “Company”) filed with the Secretary of State of Nevada a Certificate of Change to its Articles of Incorporation (the “Amendment”) to effect a 1-for-12 reverse stock split (the “Reverse Split”) of the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”). Pursuant to the Amendment, effective as of September 18, 2020, every twelve (12) shares of the issued and outstanding Common Stock will be converted into one share of Common Stock, without any change in the par value per share. The Reverse Split will also not be effective until the Financial Industry Regulatory Authority (FINRA) completes its review of the Reverse Split.

No fractional shares of Common Stock will be issued in connection with the Reverse Split. If, as a result of the Reverse Split, a shareholder would otherwise hold a fractional share, the shareholder will receive, in lieu of the issuance of such fractional share, one whole share of Common Stock.

Globex Transfer, LLC, the Company’s transfer agent, is acting as the exchange agent for the Reverse Split and will provide instructions to shareholders of record regarding the process for exchanging shares.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference into this Item 5.03.

Item 5.07.
Submission of Matters to a Vote of Security Holders.

On August 12, 2020, a certain stockholder, holding 19,000,000 shares of Series A Preferred Stock of the Company, representing 65.4% of the voting power of the Company, acting by written consent, approved the Reverse Split and the Amendment.

Our Board retains the authority to abandon the Reverse Split for any reason at any time prior to the effective date of the Reverse Split.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Change to Articles of Incorporation, effective as of September 18, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLLENSYS CORP.

Dated: August 14, 2020	By:	/s/ Donald Beavers
Donald Beavers Chief Executive Officer